                                                                    EXHIBIT 99.2

CASE NAME: Stockwalk Group, Inc.
CASE NUMBER: 02-40585
COMPARATIVE BALANCE SHEET (CALENDAR QUARTER)

                                                         FILING 2-11-02          MONTH 1             MONTH 2            MONTH 3
     ASSETS                                              DATE    FMV           Of Quarter          Of Quarter         Of Quarter
     ------                                              --------------      --------------      --------------      -------------
   1 CASH                                                         3,185               3,185               3,185
   2 ACCOUNTS RECEIVABLE
   3 INVENTORY
   4 NOTES RECEIVABLE                                           428,333             481,751             488,419
   5 PRE-PAID EXPENSES                                                              185,671             163,215
   6 OTHER
                                                         --------------      --------------      --------------      -------------
   7   TOTAL CURRENT ASSETS                                     431,518             670,607             654,819
                                                         ==============      ==============      ==============      =============
   8 PROPERTY, PLANT & EQUIPMENT                                500,000           3,520,438           1,654,970
   9   LESS: ACCUMULATED DEPRECIATION                                            (1,474,664)           (871,404)
                                                         --------------      --------------      --------------      -------------
  10   TOTAL PROPERTY, PLANT & EQUIPMENT                        500,000           2,040,774             783,566
                                                         ==============      ==============      ==============      =============
10.5 OTHER ASSETS Restricted Cash                                     -           2,065,895           2,067,662
  11 Insurance Claim Receivable                                 100,000             215,997             215,997
  12 Investments                                                653,424             653,429             653,429
  13 Investments in Subsidiaries                              5,210,650          16,362,760          15,647,910
                                                         --------------      --------------      --------------      -------------
  14   TOTAL OTHER ASSETS                                     5,964,079          19,298,081          18,584,998
                                                         ==============      ==============      ==============      =============
  15 TOTAL ASSETS                                             6,895,597          22,009,462          20,023,384
                                                         ==============      ==============      ==============      =============
  16
  17 ACCOUNTS PAYABLE
  18 ACCRUED PROFESSIONAL FEES
  19 NOTES PAYABLE
  20 TAXES PAYABLE
  21 OTHER (LIST)
                                                         --------------      --------------      --------------      -------------
  22   TOTAL POST-PETITION DEBT
                                                         ==============      ==============      ==============      =============
          PRE-PETITION LIABILITIES
  23 SECURED DEBT                                             2,186,629           2,186,629           2,186,629
  24 Accrued Expenses                                           492,603             492,603             309,783
  25 UNSECURED DEBT                                          52,182,472          52,177,375          53,756,232
  26 Accrued Taxes                                              613,601             613,601             613,601
                                                         --------------      --------------      --------------      -------------
  27   TOTAL PRE-PETITION DEBT                               55,475,311          55,470,208          56,866,245
                                                         ==============      ==============      ==============      =============
  28   TOTAL LIABILITIES                                     55,475,311          55,470,208          56,866,245
                                                         ==============      ==============      ==============      =============
          EQUITY
  29 OWNER'S/STOCKHOLDERS EQUITY                             90,580,754          90,580,754          90,580,754
  30 RETAINED EARNINGS (PRE-PETITION)                      (139,160,468)       (123,413,860)       (127,118,935)
                                                         ==============      ==============      ==============      =============
  31 RETAINED EARNINGS (POST-PETITION) Excluding Sub                               (627,640)           (304,679)
                                                         ==============      ==============      ==============      =============
  32 TOTAL EQUITY                                           (48,579,714)        (33,460,746)        (36,842,860)
                                                         ==============      ==============      ==============      =============
                                                              6,895,597          22,009,462          20,023,384

CASE NAME: STOCKWALK GROUP
CASE NUMBER: 02-40585

PROFIT AND LOSS STATEMENT (CALENDAR QUARTER)

                                                  1 of
                                                Quarter      MONTH 2
                                                2-12-02-   Of Quarter     MONTH 3    QUARTER
                                                2-28-02      March      Of Quarter    TOTAL
                                              ----------   ----------   ----------   -------
 1 GROSS REVENUE                                 1,766         16,767
 2 LESS: RETURNS & DISCOUNTS
                                               -------      ---------       -----       -----
 3 NET REVENUE                                   1,766         16,767
                                               =======      =========       =====       =====
   COST OF GOODS SOLD
 4 MATERIALS
 5 DIRECT LABOR
 6 DIRECT OVERHEAD
                                               -------      ---------       -----       -----
 7 TOTAL COST OF GOODS SOLD
                                               =======      =========       =====       =====
 8 GROSS PROFIT                                  1,766         16,767
                                               =======      =========       =====       =====
   OPERATING EXPENSES
 9 OFFICER/INSIDER COMP
10 SELLING & MARKETING
11 GENERAL & ADMINISTRATIVE                     53,300
12 RENT & LEASE                                 86,313
13 OTHER (LIST)
                                               -------      ---------       -----       -----
14 TOTAL OPERATING EXPENSES                    139,613
                                               =======      =========       =====       =====
15 INCOME BEFORE NON-OPERATING INCOME &
   EXPENSES
                                               =======      =========       =====       =====
   OTHER INCOME & EXPENSES
16 NON-OPERATING INCOME (LIST)
17 NON-OPERATING EXPENSES (LIST)                 6,811          6,811
18 INTEREST EXPENSE                              1,092          1,049
19 DEPRECIATION EXPENSE/W/O LEASEHOLDS @
   COLONADE                                     81,525      1,257,207
20 AMORTIZATION EXPENSE                             --
                                               -------      ---------       -----       -----
21 OTHER GAIN/LOSS (LIST) RECLASSED TO [ ? ]    89,428     (1,171,261)
                                               =======      =========       =====       =====
   REORGANIZATION EXPENSES RECLASSED TO MJSK   400,000       (400,000)
22 PROFESSIONAL FEES                               365
23 U S TRUSTEE QUARTERLY FEES                       --
24 OTHER REORGANIZATION COSTS                       --
                                               -------      ---------       -----       -----
25 TOTAL REORGANIZATION COSTS                  400,365       (400,000)
                                               =======      =========       =====       =====
26 INCOME TAX                                                      --
                                               =======      =========       =====       =====
27 NET PROFIT (LOSS)                          (627,640)       322,961

CASE NAME:     Stockwalk Group, Inc.
CASE NUMBER:   02-40585

               CASH RECEIPTS AND DISBURSEMENTS (CALENDAR QUARTER)


                                                              MONTH 1        MONTH 2      MONTH 3    CUMULATIVE
                                                            Of Quarter     Of Quarter   Of Quarter      TOTAL
                                                            ----------     ----------   ----------   ----------
 1  CASH-BEGINNING OF MONTH
         RECEIPTS FROM OPERATIONS
 2  CASH SALES
 3  LESS: CASH REFUNDS
 4  NET CASH SALES
         COLLECTIONS OF ACCTS. REC.
 5  PRE-PETITION
 6  POST-PETITION
 7  OTHER
 8  TOTAL OPERATING RECEIPTS (LINES 4 + 5 + 6 + 7)
                NON-OPERATING RECEIPTS
 9  LOANS/ADVANCES
10  SALE OF ASSETS                                          N/A
11  OTHER
12  TOTAL NON-OPERATING RECEIPTS (LINES 9 + 10 + 11)        See attachment of Stockwalk Group's charges incurred.
13  TOTAL RECEIPTS (LINES 8 + 12)
14  TOTAL CASH AVAILABLE (LINES 13 + 1)
    CASE NAME:
    CASE NUMBER:
               OPERATING DISBURSEMENTS:
15  NET PAYROLL
16  PAYROLL TAXES-PAID
17  SALES, USE & OTHER TAXES PAID
18  SECURED/RENTAL/LEASES
19  UTILITIES
20  INSURANCE
21  INVENTORY PURCHASES
22  VEHICLE EXPENSE
23  TRAVEL
24  ENTERTAINMENT
25  REPAIRS & MAINTENANCE
26  SUPPLIES
27  ADVERTISING
28  OTHER:
29  OTHER:
30  OTHER:
31  TOTAL OPERATING DISBURSEMENTS
               REORGANIZATION EXPENSES:
32  PROFESSIONAL FEES
33  U.S. TRUSTEE QUARTERLY FEES
34  OTHER:
35  OTHER:
36  TOTAL REORGANIZATION EXPENSES
37  TOTAL DISBURSEMENTS (LINES 31 + 36)
38  CASH-END OF MONTH

CASE NAME: Stockwalk Group, Inc.
CASE NUMBER: 02-40585

                      ITEMIZATION OF CASH RECEIPTS        N/A

Date
Received            Payer               Description              Amount
--------            -----               -----------              ------





                                                                 ------
                                        Total
                                                                 ======

CASE NAME: Stockwalk Group, Inc.
CASE NUMBER: 02-40585

                       ITEMIZATION OF CASH DISBURSEMENTS

Date                                              Check
Paid        Payee        Description              Number         Amount
----        -----        -----------              ------         ------





                                                                 ------
                                                  Total
                                                                 ======

           See attached schedule for charges incurred by Stockwalk Group. Any payments were made by its subsidiary and allocated to Stockwalk Group, Inc.

CASE NAME:
CASE NUMBER:

                              BANK RECONCILIATIONS
                                  MONTH: MARCH

THE DEBTOR IN POSSESSION MUST COMPLETE THE RECONCILIATION BELOW FOR EACH BANK ACCOUNT (E.G. GENERAL PAYROLL, TAX, ETC.), INCLUDING ALL SAVINGS AND INVESTMENT ACCOUNTS (E.G. MONEY MARKET ACCOUNTS, CERTIFICATES OF DEPOSIT, GOVERNMENT OBLIGATION, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

                                        ACCT: M&I - Debtor
     BANK ACCOUNT - PURPOSE:              in possession              ACCT. SIPC Restricted      ACCT:             MONTH
     BANK ACCOUNT NUMBER:                 NO: 00231-46112            NO: 10075269               NO:               TOTAL
----------------------------            -------------------          ---------------------      -------       -------------
 1  BALANCE PER BANK STATEMENT                3137.76                      2,067,662.03                        2,070,799.79
                                        -------------------          ---------------------      -------       -------------
 2  ADD: TOTAL DEPOSITS NOT CREDITED               --                                --                                  --
                                        -------------------          ---------------------      -------       -------------
 3  ADD: SERVICE CHARGES                           --                                --                                  --
                                        -------------------          ---------------------      -------       -------------
 4  SUBTRACT: OUTSTANDING CHECKS                   --                                --                                  --
                                        -------------------          ---------------------      -------       -------------
 5  SUBTRACT: INTEREST EARNED                      --                                --                                  --
                                        -------------------          ---------------------      -------       -------------
    END OF MONTH BANK BALANCE                 3137.76                      2,067,662.03                        2,070,799.79
                                        -------------------          ---------------------      -------       -------------
 6  PER BOOKS                                 3137.76                      2,067,662.03                        2,070,799.79
                                        -------------------          ---------------------      -------       -------------


    INVESTMENT ACCOUNTS:

ACCOUNT NAME &                            DATE OF                  TYPE OF             PURCHASE       CURRENT
NUMBER                                   PURCHASE                INSTRUMENT              PRICE         VALUE
----------------------                  ---------                ----------           -----------     -------
 7  WARRANTS & ILLIQUID INVESTMENTS                                                                   653,429
 8
 9
10
                                        ---------                ----------          ------------     -------
11  TOTAL                                                                                             653,429
                                        =========                ==========          ============     =======

                                        TOTAL CASH-END OF MONTH:
                                        (LINES 6 + 11)                               2,724,228.74
                                                                                     ============


CASE NAME:     STOCKWALK GROUP, INC.
CASE NUMBER:   02-40585

                               STATUS OF POST-PETITION TAXES
                                    MONTH: FEBRUARY 2002

                                   BEGINNING        AMOUNT
                                      TAX        WITHHELD AND/     AMOUNT       ENDING TAX
                                   LIABILITY*     OR ACCRUED        PAID         LIABILITY
                                   ----------    -------------     ------       ----------
              FEDERAL
 1   WITHHOLDING**
 2   FICA-EMPLOYEE**
 3   FICA-EMPLOYER**
 4   UNEMPLOYMENT
 5   INCOME                           613,601                                      613,601
 6   OTHER (LIST)
                                   ----------    -------------     ------       ----------
 7   TOTAL FEDERAL TAXES              613,601                                      613,601
                                   ==========    =============     ======       ==========


           STATE & LOCAL
 8   WITHHOLDING
 9   SALES
10   EXCISE
11   UNEMPLOYMENT
12   OTHER
13   REAL PROPERTY
14   PERSONAL PROPERTY
15   OTHER (LIST)
                                   ----------    -------------     ------       ----------
16   TOTAL STATE & LOCAL TAXES
                                   ==========    =============     ======       ==========
17   TOTAL TAXES DUE                  613,601                                      613,601
                                   ==========    =============     ======       ==========


LIST ANY PRE-PETITION TAXES PAID DURING REPORTING PERIOD:
                                                                 --------------------------


EXPLAIN THE REASON FOR ANY PAYMENT ON PRE-PETITION TAXES:

--------------------------------------------------               --------------------------

--------------------------------------------------               --------------------------

EXPLAIN THE REASON ANY POST-PETITION TAXES ARE PAST-DUE:

--------------------------------------------------               --------------------------

--------------------------------------------------               --------------------------

 * THE BEGINNING TAX LIABILITY SHOULD REPRESENT THE LIABILITY FROM THE PRIOR MONTH, OR IF THIS IS THE FIRST OPERATING REPORT, THE AMOUNT SHOULD BE ZERO.

** ATTACH PHOTOCOPIES OF IRS FORM 6123 OR YOUR FTD COUPON AND PAYMENT RECEIPT TO
   VERIFY PAYMENTS OR DEPOSITS.

     CASE NAME: Stockwalk Group, Inc.
     CASE NUMBER: 02-40585

                    AGING SCHEDULE OF POST-PETITION PAYABLES
                               MONTH: March 2002

                                        CURRENT
     ACCOUNTS PAYABLE:                   0-30     31-60     61-90     91 & OVER      TOTALS
     VENDOR                              DAYS     DAYS      DAYS        DAYS
 1
 2
 3
 4
 5
 6
 7
 8
 9
10
11
12
13
14
15
       TOTAL PAYABLES

       TAXES PAYABLE
     TAXING AUTHORITY
16   FEDERAL
17   STATE
18       Tax liabilities were generated by Book/Tax differences (timing)
19       that may result in future tax payments.
20
21
       TOTAL TAXES

         There are no operational trade creditors providing goods or services for Stockwalk Group, Inc.

CASE NAME: Stockwalk Group, Inc.
CASE NUMBER: 02-40585

                 POST-PETITION STATUS OF SECURED NOTES, LEASES
                    PAYABLE AND ADEQUATE PROTECTION PAYMENTS

POST-PETITION SECURED NOTES, LEASES           SCHEDULED           AMOUNT
PAYABLE AND ADEQUATE PROTECTION                MONTHLY             PAID
PAYMENTS                                       PAYMENT            DURING            TOTAL
(UNPAID POST-PETITION ONLY)                      DUE              MONTH             UNPAID
-----------------------------------           ---------          --------          --------
     LIST CREDITOR / LESSOR *
 22
 23      N/A
 24
 25
 26
             TOTAL DUE

     * A CREDITOR OR LESSOR WHO IS ALSO AN OFFICER, SHAREHOLDER OR AN INSIDER BY REASON OF RELATIONSHIP OR CONTROL, IS TO BE IDENTIFIED BY**.

                           ACCOUNTS RECEIVABLE AGING

                                         MONTH 1             MONTH 2             MONTH 3
       AGING                           Of Quarter          Of Quarter          Of Quarter
       -----                           ----------          ----------          ----------
  1            0-30 DAYS
  2           31-60 DAYS
  3           61-90 DAYS
  4            91 + DAYS
  5           TOTAL A / R

                                 QUESTIONNAIRE

Case Name: Stockwalk Group, Inc.
           --------------------

United States Bankruptcy Court District of Minnesota, North Dakota, South Dakota
                                           -------------------------------------
& Iowa
------

Case Number: 02-40585                                                   Division
             -------------------------       ---------------------------

                               Month: March 2002
                                      -------------

1.   Taxes:

     Are all post-petition payroll, state and federal taxes current?
          Yes (X)   No ( )

     Are all post-petition income taxes, state and federal current?
          Yes (X)   No ( )

     Are all other post-petition taxes current?
          Yes (X)   No ( )

     If the answer to any of the questions above is no, please list the balances which are outstanding on the schedules of post-petition taxes payable.

2.   Insurance

     Are workers compensation, general liability and other necessary insurance in effect?
          Yes (X)   No ( )

     Are all premium payments current?
          Yes (X)   No ( )

     PLEASE ITEMIZE ALL POLICIES:


                                             INSTALLMENT
       TYPE OF                EXPIRATION     PAYMENT         PERIOD      PAID
       POLICY     CARRIER     DATE           AMOUNT          COVERED     THROUGH
       -------    -------     ----------     -----------     -------     -------
A.                See attached

B.

C.

D.

3.        Have any payments been made to any pre-petition creditors?
               Secured        Yes ( )   No ( )
               Priority       Yes ( )   No ( )
               Unsecured      Yes (X)   No ( )

          If yes, please identify to whom the payment(s) has been made, the date(s) and the amount(s).

               Rent & Equipment (Operating) Leases
               Heller Capital Equipment Lease $6,195.66
               FeHl Equipment Lease $11,884.81 by MJSK

4.        Have any assets been sold outside the normal course of business?
               Yes (X)   No ( )

          If yes, please describe the assets which were sold and attach an order by the Court authorizing the sale. Stockwalk.com subsidiary.

5. Have all funds been deposited in and disbursed from the chapter 11 debtor bank accounts?
               Yes ( )   No (X)

6.        Are all post-petition accounts receivable due from non-related parties?
               Yes ( )   No (X)

7. What specific efforts have been made in the past month toward the development of a Plan of Reorganization?

                        Finalizing Disclosure Statement

(Print Name of Signatory)

                         Debtor/Trustee's Certification

Name of Attorney:  Steven D. DeRuyler   Leonard Street and Deinard
                  --------------------------------------------------------------
Address:           150 South Fifth Street
         -----------------------------------------------------------------------
                   Suite 2300
         -----------------------------------------------------------------------
City, State, Zip:  Minneapolis, MN 55402
                  --------------------------------------------------------------
Telephone:
           ---------------------------------------------------------------------

I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING COMPLETE MONTHLY OPERATING REPORT (MOR), CONSISTING OF MOR-1 THROUGH MOR-11, PLUS ALL ATTACHMENTS ARE TRUE AND CORRECT.

Signed: /s/ Dean C. Reder               Title: Controller
        -----------------------------          ---------------------------------
        (Original Signature)

                                        Date:  4-17-02
        -----------------------------          ---------------------------------

                          BANK ACCOUNT REPORTING FORM


Case Name          Stockwalk Group, Inc.                       Case No. 02-40585
         -----------------------------------------             -----------------

     (This is a master form. Signed copies of this form should be used for providing information if the debtor has more than four accounts. Copies should also be used for reporting on accounts which the debtor opens or closes after the submission of the initial form.)


                                  ACCOUNT
                                  DESCRIPTION                          DATE
                                  (ie. Payroll or                      ACCOUNT
DEPOSITORY INSTITUTION            tax acct. etc.)        ACCOUNT NO.   CLOSED
----------------------            ---------------------  ------------  ----------
Name:    US Bank                  Stockwalk Group, Inc.  104756689451  March 2002
     ---------------------------  ---------------------  ------------  ----------
Address: P.O. Box 64799           Payroll Account
        ------------------------  ---------------------  ------------  ----------
         Saint Paul, MN 55164
--------------------------------  ---------------------  ------------  ----------
Phone:
      --------------------------  ---------------------  ------------  ----------



Name:    Central Bank             Checking               225904        March 2002
     ---------------------------  ---------------------  ------------  ----------
Address: P.O. Box 225
        ------------------------  ---------------------  ------------  ----------
         Stillwater, MN 55082
--------------------------------  ---------------------  ------------  ----------
Phone:
      --------------------------  ---------------------  ------------  ----------



Name:    Southwest Clearing Corp  Brokerage Account      10075288      March 2002
     ---------------------------  ---------------------  ------------  ----------
Address: 5500 Wayzata Blvd
        ------------------------  ---------------------  ------------  ----------
         Minneapolis, MN 55416
--------------------------------  ---------------------  ------------  ----------
Phone:  (763) 542-3670
      --------------------------  ---------------------  ------------  ----------



Name:
     ---------------------------  ---------------------  ------------  ----------
Address:
        ------------------------  ---------------------  ------------  ----------

--------------------------------  ---------------------  ------------  ----------
Phone:
      --------------------------  ---------------------  ------------  ----------

I/we certify that the above is a complete report of all bank accounts/investments owned by the debtor as of the date of the filing of debtor's petition or, where applicable, opened or closed by debtor after the submission of the initial form.

I/we certify that all above-listed depository institutions have been notified of the date and place of the filing of this chapter 11 petition.

In addition, I/we hereby authorize any accredited representative of the United States Trustees Office to obtain any information from the above listed financial institutions. This information may include, but is not limited to, bank statements, signature cards, canceled checks, correspondence and other documentation for all accounts listed hereon.

THE UNDERSIGNED DECLARES UNDER PENALTY OF PERJURY THAT THE ABOVE INFORMATION IS TRUE, COMPLETE AND ACCURATE.

DATED THIS   17th   DAY OF      MARCH     , 2002.
          ----------      ----------------

SIGNATURE: /s/ Dean C. Reder
          ----------------------------------------------------------------------

(A copy of this form must be signed by all persons who are authorized signatories on the accounts listed above)

                             Stockwalk Group, Inc.                       4/17/02
              Payments Made on Behalf of Group by its Subsidiary



          Date           Vendor         Amount                Description
        -------          ------         ------             -----------------
        3/31/02          Heller        1,049.16            Interest on Note
        3/31/02          Heller         5146.5             Principal on Note

STOCKWALK GROUP, INC.
02-40585


                           KEMPER INSURANCE POLICIES

                             10/1/01        10/1/02

                                                     COMMERCIAL
                                         HANDLING       AUTO        WORKERS COMP    COM PACKAGE     UMBRELLA                 CRIME
                PAYEE                      FEE      F3C041325-01    3CE854763-01   TKP612099-01   3SX069038-01    Total     4736554

Annual Premium                                         $1,379         $ 64,920       $ 72,420       $ 5,350      $144,069    71,040
Down Payment                                                                                                     $     --
                                                                                                                 $     --
Payment Date     Christensen  10/23/01                 $ (260)        $(12,158)      $(13,561)      $    --      $(25,979)  (71,040)
Payment Date     Christensen  10/24/01                 $   (5)        $   (193)      $   (215)                   $   (413)
Payment Date     Kemper       12/27/01                 $ (340)        $(16,053)      $(17,910)      $(1,942)     $(36,245)

Payment Date     Kemper        1/10/02    $(260)       $ (129)        $ (6,086)      $ (6,789)      $  (568)     $(13,832)

Credit
  Installment 4  Kemper                                               $ (4,391)                                  $ (4,391)
Installment
  Due 4          Kemper        2/1/02     $(260)       $ (129)        $ (1,695)      $ (6,789)      $  (568)     $ (9,441)
Installment
  Due 5          Kemper        3/1/02     $(260)       $ (129)        $ (6,086)      $ (6,789)      $  (568)     $(13,832)
Installment
  Due 6          Kemper        4/1/02     $(260)       $ (129)        $ (6,086)      $ (6,789)      $  (568)     $(13,832)
Installment
  Due 7          Kemper        5/1/02     $(260)       $ (129)        $ (6,086)      $ (6,789)      $  (568)     $(13,832)
Installment
  Due 8          Kemper        6/1/02     $(260)       $ (129)        $ (6,086)      $ (6,789)      $  (568)     $(13,832)
                                                       ------         --------       --------       -------      --------   -------
                                                       $   --         $     --       $      0       $    --      $      0   $     0
                                                       ======         ========       ========       =======      ========   =======

Credit                                                                              (7,281.63)

02-40585
                                                                         2/26/02
                                Stockwalk Group
                               Insurance Summary

                                                                                                                           Current
Policy #        Company        Insured/Assured       Limit of Liability      Deductible       Term            Type          Prem
----------- --------------   --------------------    ---------------------  ------------ -------------      ---------      ---------
958 15 54   National Union   Stockwalk Group, Inc.   $5,000,000 each loss;                                  Directors       $228,582
            Fire Insurance                           $5,000,000 each policy   $ 75,000    7/7/99-7/7/02     & Officers     total for
            Company of                                       year                                           Liability         3 year
            Pittsburgh, PA                                                                                                      term

278 16 43   American         Stockwalk Group, Inc.        $1,000,000          $ 25,000    7/7/99-7/7/02     Employment       $57,666
            International                                                                                   Practices      total for
            Companies                                                                                       Liability         3 year
                                                                                                                                term

874 35 77   National Union   Stockwalk Group, Inc.       $10,000,000          $100,000   10/1/00-10/1/01    Stock            $71,040
            Fire Insurance                                                                                  Broker            annual
            Company of                                                                                      Bond
            Pittsburgh, PA

#501/       Arc Excess &     Miller, Johnson &           $250,000,000         n/a        8/27/00-8/26/01    All Risks       $265,000
FT00AAAQ    Surplus, LLC/    Kuehn, Inc.                 each and every                                     Excess of         annual
            London Policy                                loss; subject to                                   SIPC
                                                         $49,500,000 per                                    Insurance
                                                         Customer

3CE 854     Kemper National  Stockwalk Group, Inc.       $500,000 each                  10/01/01-10/01/02   Worker's         $64,920
763 01                                                   occurrence                                         Comp              annual
                                                         $500,000
                                                         aggregate
                                                         disease

3SX 069     Kemper National  Stockwalk Group, Inc.       $4,000,000 Each      $ 10,000   10/01/01-10/01/02  Umbrella          $5,350
038 01                                                   Occurrence;                                                          annual
                                                         $4,000,000
                                                         Annual Aggregate

3MG 612     Kemper National  Stockwalk Group, Inc.       $1,000,000 each                10/01/01-10/01/02   General          $72,420
091 01                                                   occurrence;                                        Commercial        annual
                                                         $2,000,000                                         Liability
                                                         each policy year

7023        Federal          Stockwalk Group, Inc.       $2,000,000 each      $ 10,000  12/01/00-12/01/01   Fiduciary         $4,212
25 58                                                    occurrence;                                        Liability-        annual
                                                         $2,000,000 each                                    New business
                                                         policy year

3MJ 612     Kemper National  Stockwalk Group, Inc.       $1,000,000                500  10/01/01-10/01/02   Automotive        $1,379
091 01                                                                                                      Liability         annual

F3C 041     Kemper National  Stockwalk Group, Inc.       $1,000,000                500  10/01/01-10/01/02   Texas Auto             ?
325 01

                              Insurance-General 2